UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 5, 2006 (June 28, 2006)

TETON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

410 17th Street, Suite 1850

Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 565-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On June 28, 2006, the Company’s board of directors appointed Robert F. Bailey to the Company’s board of directors effective immediately. Mr. Bailey will serve on the Audit Committee and the Governance and Nominating Committee of the Company’s board of directors.  A copy of the press release announcing Mr. Bailey’s appointment is filed as an exhibit to this report and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On July 5, 2006, the Company disseminated a press release announcing the appointment of Robert F. Bailey to the Company’s Board of Directors.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 5, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: July 5, 2006	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth
Karl F. Arleth, Chief Executive Officer and
President

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Teton Energy Corporation dated July 5, 2006.